UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2021

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10986	84-1856018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1938 New Highway, Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-9555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.0001 par value	MSON	The Nasdaq Global Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Misonix, Inc. (the “Company”) was held on June 23, 2021.

At the Annual Meeting, the stockholders of the Company:

(i)	elected Patrick J. Beyer, Michael Koby, Paul LaViolette, Thomas M. Patton and Stavros Vizirgianakis to serve as directors of the Company;
(ii)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
(iii)	approved the Misonix, Inc. Employee Stock Purchase Plan; and
(iv)	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

1. The votes cast by stockholders with respect to the election of directors were as follows:

	Votes	Votes	Broker
Director	“For”	Withheld	Non-Votes

Patrick J. Beyer	9,585,749	96,163	4,470,331

Michael Koby	8,649,559	1,032,353	4,470,331

Paul LaViolette	7,965,868	1,716,044	4,470,331

Thomas M. Patton	9,555,803	126,109	4,470,331

Stavros Vizirgianakis	9,632,108	49,804	4,470,331

2. The votes cast by the stockholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

9,552,240	114,485	15,187	4,470,331

3. The votes cast by the stockholders with respect to the approval of the Misonix, Inc. Employee Stock Purchase Plan were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

9,669,566	6,812	5,534	4,470,331

4. The votes cast by shareholders with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021 were as follows:

Votes “For”	Votes “Against”	Abstentions

14,136,178	5,262	10,803

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2021	MISONIX, INC.

	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer
Chief Financial Officer